                                                                       EXHIBIT 4

                       SCHEDULE 13D JOINT FILING AGREEMENT

          In  accordance  with  the  requirements  of Rule  13d-1(k)  under  the
Securities Exchange Act of 1934, as amended,  and subject to the limitations set forth  therein,  the parties set forth below agree to jointly  file the Schedule
13D to which this joint filing  agreement is  attached,  and have duly  executed this joint filing agreement as of the date set forth below.

          IN WITNESS  WHEREOF,  the undersigned have caused this Agreement to be signed as of June 2, 2005.

                                        /s/ Peter E. Salas
                                        ----------------------------------------
                                            PETER E. SALAS

                                     DOLPHIN MANAGEMENT INC.

                                     By: /s/ Peter E. Salas
                                         ---------------------------------------
                                     Name:   Peter E. Salas
                                     Its:    President

                                     DOLPHIN ADVISORS, LLC

                                     By:  Dolphin Management Inc.
                                     Its: Managing Member

                                     By: /s/ Peter E. Salas
                                         ---------------------------------------
                                     Name:   Peter E. Salas
                                     Its:    President

                                     DOLPHIN DIRECT EQUITY PARTNERS, LP

                                     By:  Dolphin Advisors, LLC
                                     Its: Managing Partner

                                     By:  Dolphin Management, Inc.
                                     Its: Managing Member

                                     By: /s/ Peter E. Salas
                                         ---------------------------------------
                                     Name:   Peter E. Salas
                                     Its:    President